EXHIBIT 99.2
                                                                  Execution Copy






                               SECURITY AGREEMENT


                                   dated as of


                               September 28, 1998


                                      among


                                  TOY BIZ, INC.
                    (to be renamed Marvel Enterprises, Inc.)


                     THE SUBSIDIARY GUARANTORS PARTY HERETO


                                       and


                            UBS AG, Stamford Branch,
                               as Collateral Agent


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                                TABLE OF CONTENTS

                             ----------------------

                                                                            PAGE
SECTION 1.  Definitions........................................................2
SECTION 2.  Representations and Warranties....................................12
SECTION 3.  The Security Interests............................................14
SECTION 4.  Delivery of Certain Collateral....................................15
SECTION 5.  Further Assurances; Covenants.....................................16
SECTION 6.  Record Ownership of Pledged Equity Securities.....................20
SECTION 7.  Right to Vote Pledged Equity Interests............................21
SECTION 8.  Right to Receive Distributions on Collateral......................21
SECTION 9.  Collateral Accounts...............................................22
SECTION 10.  General Authority................................................24
SECTION 11.  Remedies upon Event of Default...................................25
SECTION 12.  Limitation on Duty of Collateral Agent in Respect of
             Collateral.......................................................28
SECTION 13.  Application of Proceeds..........................................28
SECTION 14.  Concerning the Collateral Agent..................................30
SECTION 15.  Appointment of Co-Agents.........................................30
SECTION 16.  Expenses.........................................................31
SECTION 17.  Termination of Security Interests; Release of Collateral.........31
SECTION 18.  Additional Subsidiary Guarantors.................................32
SECTION 19.  Notices..........................................................32
SECTION 20.  Waivers, Non-Exclusive Remedies..................................33
SECTION 21.  Successors and Assigns...........................................33
SECTION 22.  Changes in Writing...............................................33
SECTION 23.  New York Law.....................................................33
SECTION 24.  Severability.....................................................33
SECTION 25.  Counterparts.....................................................33


Schedule 1        --        Equity Interests

Exhibit A         --        Form of Perfection Certificate
Exhibit B         --        Form of Lockbox Letter
Exhibit C         --        Form of Security Agreement Supplement
Exhibit D         --        Form of Copyright Security Agreement
Exhibit E         --        Form of Patent Security Agreement
Exhibit F         --        Form of Trademark Security Agreement


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                               SECURITY AGREEMENT

         AGREEMENT dated as of September 28, 1998 among TOY BIZ, INC. (to be renamed Marvel Enterprises, Inc.), a Delaware corporation, the SUBSIDIARY GUARANTORS party hereto and UBS AG, Stamford Branch, as Collateral Agent (the "Collateral Agent").

                              W I T N E S S E T H :

         WHEREAS the Borrower, the Subsidiary Guarantors, certain Lenders (the "Revolving Lenders") and the Issuers referred to therein and the Collateral Agent are parties to a $50,000,000 Credit Agreement of even date herewith (as the same may be amended from time to time, the "Revolving Credit Agreement");

         WHEREAS the Borrower, the Subsidiary Guarantors, certain Lenders (the "Bridge Lenders" and, together with the Revolving Lenders, the "Lenders") are parties to a $200,000,000 Bridge Loan Agreement of even date herewith (as the same may be amended from time to time, the "Bridge Credit Agreement" and, together with the Revolving Credit Agreement, the "Credit Agreements");

         WHEREAS, the Borrower is willing to secure its obligations under the Credit Agreements and the other Loan Documents by granting Liens on its assets to the Collateral Agent as provided in this Agreement and the other Collateral Documents;

         WHEREAS, each of the Borrower's U.S. Subsidiaries has guaranteed the foregoing obligations of the Borrower pursuant to the Credit Agreements and is willing to secure its obligations under such the Credit Agreements by granting Liens on its assets to the Collateral Agent as provided in this Agreement and the other Collateral Documents; and

         WHEREAS, the Lenders and the Issuers are not willing to make loans or maintain, issue or participate in letters of credit under the Credit Agreements unless the foregoing obligations of the Borrower are secured by Liens on its assets as provided in the Collateral Documents.

         NOW THEREFORE in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. Terms defined in the Credit Agreements and not otherwise defined herein have, as used herein, the respective meanings provided

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for therein.  The following additional terms, as used herein, have the following respective meanings:

         "Accounts" means, with respect to any Lien Grantor, all "accounts" (as defined in the UCC) now owned or hereafter acquired by such Lien Grantor, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to such Lien Grantor arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of such Lien Grantor's rights in, to and under all purchase orders for goods, services or other property, and all of such Lien Grantor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to such Lien Grantor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of such Lien Grantor), in each case whether now in existence or hereafter arising or acquired, including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

         "Bank Agents" means the Revolving Agent and the Bridge Agent, and "Bank Agent" means either of the foregoing.

         "Bridge Agent" has the meaning ascribed to the term "Agent" in the Bridge Credit Agreement.

         "Bridge Credit Agreement" has the meaning set forth in the recitals hereto.

         "Bridge Loan" has the meaning ascribed to the term "Loan" in the Bridge Credit Agreement.

         "Bridge Loan Documents" has the meaning ascribed to the term "Loan Documents" in the Bridge Credit Agreement.

         "Collateral" has the meaning set forth in Section 3.

         "Collateral Accounts" means the General Collateral Account and the Insurance Account.

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         "Collateral Documents" means this Agreement, the Security Agreement
Supplements, the Intellectual Property Security Agreements and all other supplemental or additional security agreements, mortgages or similar instruments delivered pursuant hereto or thereto.

         "Contingent Secured Obligation" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including (without limiting the generality of the foregoing) any obligation to reimburse the Issuer for drawings not yet made under a Letter of Credit.

         "Commodity Account" means an account maintained by a commodity intermediary in which a commodity contract is carried for a commodity customer.

         "Commodity Contract" means a commodity futures contract, an option on a commodity futures contract, a commodity option, or other contract that, in each case, is:

         (i) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws; or

         (ii) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a commodity intermediary for a commodity customer.

         "Copyright License" means any agreement now or hereafter in existence
(i) granting to any Lien Grantor (except to the extent that the granting of a security interest therein would result in a breach of, or default under, such agreement) or (ii) pursuant to which any Lien Grantor has granted to any other Person, in each case, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including, without limitation, any agreement identified in Schedule 1 to a Copyright Security Agreement.

         "Copyrights" means all of the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (ii) all renewals thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and
(iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

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         "Copyright Security Agreement" means a Copyright Security Agreement executed and delivered by a Lien Grantor in favor of the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit C to this Agreement, as the same may be amended from time to time.

         "Documents" means, with respect to any Lien Grantor, all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by such Lien Grantor.

         "Equipment" means, with respect to any Lien Grantor, all "equipment" (as defined in the UCC) now owned or hereafter acquired by it, and including without limitation all motor vehicles, trucks, trailers, railcars and barges other than motor vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction.

         "Equity Interest" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof or (v) any warrant, option or other right to acquire any Equity Interest described in the foregoing clauses (i), (ii), (iii) and (iv).

         "Event of Default" has the meaning ascribed to such term in either Credit Agreement.

         "Financial Asset" means:

         (i) a security;

         (ii) an obligation of a person or a share, participation, or other interest in a person or in property or an enterprise of a person, which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment; or

         (iii) any property that is held by a securities intermediary for another person in a Securities Account if the securities intermediary has expressly agreed with the other person that the property is to be treated as a financial asset under Article 8 of the UCC.

As the context requires, Financial Asset means either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a Security certificate, or a Security Entitlement.

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         "Foreign Person" means any Person organized under the laws of a jurisdiction, and conducting substantially all of its operations, outside of the United States, other than any such Person that is, whether as a matter of law, pursuant to an election by such Person or otherwise, treated as a partnership in which any Lien Grantor is a partner or a branch of any Lien Grantor for United States income tax purposes.

         "General Collateral Account" has the meaning set forth in Section 9(A).

         "General Intangibles" means, with respect to any Lien Grantor, all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by such Lien Grantor, including without limitation (i) all obligations or indebtedness owing to such Lien Grantor (other than Accounts) from whatever source arising, (ii) all Intellectual Property and any rights or interests of such Lien Grantor in any Intellectual Property (including without limitation any rights therein by way of collateral assignment or collateral security), rights in other intellectual property, goodwill, service marks, trade secrets, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

         "Instruments" means, with respect to any Lien Grantor, all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including those evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by such Lien Grantor.

         "Insurance Account" has the meaning set forth in Section 9(C).

         "Insurance Proceeds" has the meaning set forth in Section 9(C).

         "Intellectual Property" means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights and (vi) Copyright Licenses.

         "Intellectual Property Filing" means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Security Interest granted to the Collateral Agent in such Intellectual Property.

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         "Intellectual Property Security Agreement" means a Copyright Security
Agreement, a Patent Security Agreement or a Trademark Security Agreement.

         "Inventory" means, with respect to any Lien Grantor, all "inventory" (as defined in the UCC), now owned or hereafter acquired by it, wherever located, and shall also mean and include all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

         "Investment Property" means (i) a Security, whether certificated or uncertificated, (ii) a Security Entitlement, (iii) a Securities Account, (iv) a Commodities Contract, or (v) a Commodities Account.

         "Letter of Credit" has the meaning set forth in the Revolving Credit Agreement.

         "Lien Grantor" means the Borrower or any Subsidiary Guarantor and "Lien Grantors" means all of the foregoing.

         "Liquid Investments" has the meaning set forth in Section 9(G).

         "Loans" means the Bridge Loans and the Revolving Loans and "Loan" means any of the foregoing.

         "Lockbox Letter" means a lockbox letter substantially in the form of Exhibit A hereto, delivered to a bank or financial institution, pursuant to which a lockbox account is irrevocably assigned to the Collateral Trustee.

         "Loan Documents" means the Revolving Loan Documents and the Bridge Loan Documents, and "Loan Document" means any of the foregoing.

         "Non-Contingent Secured Obligation" means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

         "Opinion of Counsel" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case approved by the Bank Agents or the Required Lenders in a writing delivered to the Collateral Agent) addressed and delivered to the Collateral Agent.

         "Original Lien Grantor" means the Borrower or any Subsidiary Guarantor that grants a Lien on any of its assets hereunder on the Closing Date, and "Original Lien Grantors" means all of the foregoing.

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         "Other Investment Property" means, with respect to any Lien Grantor, all Investment Property now owned or hereafter acquired by it, other than any such Investment Property constituting an Equity Interest.

         "Other Pledged Securities" means, with respect to any Lien Grantor, all "securities" (as such term is defined in Article 8 of the UCC) now owned or hereafter acquired by such Lien Grantor, other than any Pledged Equity Interests of such Lien Grantor.

         "Patent License" means any agreement now or hereafter in existence granting any Lien Grantor, or pursuant to which any Lien Grantor has granted to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including, without limitation, any agreement identified in Schedule 1 to a Patent Security Agreement.

         "Patents" means all of the following: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof, (ii) all reissues, continuations, continuations-in-part or extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

         "Patent Security Agreement" means a Patent Security Agreement executed and delivered by a Lien Grantor in favor of the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit D to this Agreement, as the same may be amended from time to time.

         "Perfection Certificate" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit A, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by a duly authorized officer of such Lien Grantor.

         "Permitted Liens" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to
Section 5.09 of each Credit Agreement.

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         "Pledged Certificates" means at any time all "certificated securities"
(as such term is defined in Article 8 of the UCC) that evidence or represent Pledged Equity Interests or Other Pledged Securities at such time.

         "Pledged Equity Interests" means at any time all Equity Interests included in the Collateral at such time.

         "Pledged Instruments" means at any time all Instruments included in the Collateral at such time.

         "Pledged LLC Interest" means at any time any membership interest or similar interest in a limited liability company that is included in the Pledged Equity Interests at such time.

         "Pledged Partnership Interest" means at any time any partnership interest (whether general or limited) that is included in the Pledged Equity Interests at such time.

         "Post-Petition Interest" means any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower or would accrue but for the operation of applicable bankruptcy or insolvency laws, whether or not such interest is allowed or allowable as a claim in any such proceeding.

         "Proceeds" means, with respect to any Lien Grantor, all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including, without limitation, all claims of such Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

         "Required Lenders" means (i) at any time at which Loans or Letters of Credit and/or commitments to make Loans or issue Letters of Credit are outstanding under both Credit Agreements, both of (x) the Required Lenders (as defined in the Revolving Credit Agreement) and (y) the Required Lenders (as defined in the Bridge Credit Agreement) and (ii) at any time at which Loans or Letters of Credit and/or commitments to make Loans or issue Letters of Credit are outstanding under only one Credit Agreement Required Lenders (as defined in such Credit Agreement).

         "Revolving Agent" has the meaning ascribed to the term "Agent" in the Revolving Credit Agreement.

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         "Revolving Credit Agreement" has the meaning set forth in the recitals hereto.

         "Revolving Loan" has the meaning ascribed to the term "Loan" in the Revolving Credit Agreement.

         "Revolving Loan Documents" has the meaning ascribed to the term "Loan Documents" in the Revolving Credit Agreement.

         "Secured Obligations" means:

         (A) with respect to the Borrower, all principal of all Loans and LC Reimbursement Obligations outstanding from time to time under either Credit Agreement, all interest (including, without limitation, Post-Petition Interest) on such Loans and LC Reimbursement Obligations and all other amounts now or hereafter payable by the Borrower pursuant to any Loan Document;

         (B) with respect to any Subsidiary Guarantor, all obligations of such Subsidiary Guarantor under either Credit Agreement or any other Loan Document (including, without limitation, obligations in respect of Post-Petition Interest); and

         (C) with respect to any Lien Grantor, any renewals or extensions of any Secured Obligations.

         "Secured Parties" means the Collateral Agent, the Lenders and the Issuers.

         "Securities Account" means an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise the rights that comprise the Financial Asset.

         "Security" means an obligation of an issuer or a share, participation, or other interest in an issuer or in property or an enterprise of an issuer:

         (i) which is represented by a security certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer;

         (ii) which is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests, or obligations; and

         (iii)  which:

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                  (A)    is, or is of a type, dealt in or traded on securities
                  exchanges or securities markets; or

                  (B) is a medium for investment and by its terms expressly provides that it is a security governed by Article 8 of the Uniform Commercial Code as in effect in any jurisdiction;

provided that any share or similar equity interest issued by a corporation, business trust, joint stock company or similar entity or by an entity that is registered as an investment company under the federal investment company laws, any interest in a unit trust that is so registered and any face-amount certificate that is issued by a fact-amount certificate company that is so registered, is a "Security".

         "Security Agreement Supplement" means a letter substantially in the form of Exhibit A hereto, executed and delivered to the Collateral Agent pursuant to Section 18 for the purpose of adding a new Subsidiary Guarantor as a party hereto and/or adding additional property to the Collateral.

         "Security Entitlement" means a "security entitlement" (as defined in the UCC).

         "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

         "Subsidiary Guarantors" means each Person listed on the signature pages hereof under the caption "Subsidiary Guarantors" and each Person that shall, at any time after the date hereof, become a party hereto and a "Subsidiary Guarantor" as provided in Section 18.

         "Trademarks" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals thereof, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

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         "Trademark License" means any agreement now or hereafter in existence granting to any Lien Grantor. or pursuant to which any Lien Grantor has granted to any other Person, any right to use any Trademark.

         "Trademark Security Agreement" means a Trademark Security Agreement executed and delivered by a Lien Grantor in favor of the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit E to this Agreement, as the same may be amended from time to time.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         "U.S. Person" means any Person other than a Foreign Person.

         SECTION 2. Representations and Warranties. Each Lien Grantor represents and warrants as follows:

              (A) Such Lien Grantor owns the Equity Interests listed as being owned by it in Schedule 1 hereto or to any Security Agreement Supplement to which it is a party, free and clear of any Lien other than the Security Interests. All shares of capital stock identified in any such Schedule as being beneficially owned by such Lien Grantor have been duly authorized and validly issued, are fully paid and non-assessable, and are subject to no option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement, other than the Loan Documents, which restricts in any manner the rights of any present or future holder of any Equity Interest with respect thereto.

              (B) Such Lien Grantor has good and marketable title to all of the Collateral, free and clear of any Liens other than the Permitted Liens. Such Lien Grantor has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

              (C) Such Lien Grantor has not entered into any agreement which is reasonably likely to, or taken any action which is reasonably likely to, prevent the Collateral Agent from enforcing any of the terms of this Agreement or which would limit the Collateral Agent in any such

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         enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than such Lien Grantor or a bailee or warehouseman of such Lien Grantor) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated hereby.

              (D) Such Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the Closing Date. Not later than 30 days following the Closing Date, such Lien Grantor shall furnish to the Collateral Agent file search reports from each UCC filing office set forth in Schedule 6 to such Perfection Certificate confirming the filing information set forth in such Schedule.

              (E) The Security Interests constitute, under the UCC, valid security interests in all Collateral owned by such Lien Grantor, securing its Secured Obligations other than any Collateral the grant of a security in which is excluded from Section 9-104 of the UCC.

              (F) Upon the delivery of actual possession of the Pledged Instruments (if any) and the Pledged Certificates, if any, owned by such Lien Grantor to the Collateral Agent in accordance with Section 4, the Security Interests in such Collateral will be perfected, subject to no prior Lien and, in the case of any Pledged Certificates evidencing "securities" (as defined in the UCC) the Collateral Agent will have "control" (as defined in Section 8-106 of the UCC) thereof and will be a "protected purchaser" (as defined in Section 8-303 of the UCC) of such Security Interests therein.

              (G) When UCC financing statements in the form specified in Exhibit 5(A) to such Lien Grantor's Perfection Certificate shall have been filed in the offices specified in such Lien Grantor's Perfection Certificate, the Security Interests will constitute perfected security interests in the Collateral (except Inventory in transit and Intellectual Property) owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens. When, in addition to the filing of such UCC financing statements, the applicable Intellectual Property Filings have been made with respect to such Lien Grantor's Intellectual Property (including any future filings required pursuant to Section 5(C) and 5(D)), the Security Interests will constitute perfected security interests in all right,

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



         title and interest of such Lien Grantor in its Intellectual Property to the extent that security interests therein may be perfected by such filings, prior to all other Liens and rights of others therein except Permitted Liens. Except for the filing of such UCC financing statements and such Intellectual Property Filings, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of the Collateral Documents or is necessary for the validity or enforceability thereof or for the perfection or due recordation of the Security Interests or for the enforcement of the Security Interests.

              (H) Such Lien Grantor's Collateral is insured in accordance with the requirements of the Credit Agreements.

              (I) All of such Lien Grantor's Inventory has or will have been produced in compliance with the applicable requirements, if any, of the Fair Labor Standards Act, as amended.

              (J) The "securities intermediary's jurisdiction" (as defined in the UCC) in respect of each of such Lien Grantor's Securities Accounts and Security Entitlements, the "commodity intermediary's jurisdiction" (as defined in the UCC) in respect of each of such Lien Grantor's Commodity Accounts and Commodity Contracts, and the location of such Lien Grantor's chief executive office, is a jurisdiction that has adopted, in substantial part, Uniform Commercial Code, Revised Article 8, Investment Securities (with Conforming and Miscellaneous Amendments to Articles 1, 3, 4, 5, 9 and 10) 1994 Official Text.

         SECTION 3. The Security Interests. (A) In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, each Lien Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all of the following property of such Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

         (i) Accounts;

         (ii) Inventory;

         (iii) General Intangibles;

         (iv) Documents;

         (v) Instruments;


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         (vi) Equipment;

         (vii) (x) Equity Interests in any U.S. Person now owned or hereafter beneficially owned by such Lien Grantor, (y) the lesser of all voting Equity Interests in any Foreign Person now owned or hereafter beneficially acquired by such Lien Grantor and 65% of all voting Equity Interests in such Foreign Person held by any Person and (z) all non-voting Equity Interests in any Foreign Person now owned or hereafter beneficially acquired by such Lien Grantor and, in each case, all rights and privileges of such Lien Grantor with respect to such Equity Interests, and all dividends, distributions and other payments with respect thereto;

         (viii) Other Investment Property;

         (ix) The Collateral Accounts, all cash deposited therein from time to time, the Liquid Investments made pursuant to Section 5(F) and other monies and property of any kind of any Lien Grantor in the possession or under the control of the Collateral Agent;

         (x) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Lien Grantor pertaining to any of the Collateral; and

         (xi) All Proceeds of all or any of the Collateral described in Clauses 3(A)(i) through 3(A)(x) hereof.

         (B) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 4. Delivery of Certain Collateral. (A) On the Closing Date, each Original Lien Grantor is delivering to the Collateral Agent as Collateral hereunder (i) with respect to each U.S. Person, all stock certificates or other certificates, if any, representing Equity Interests in such U.S. Person then owned by such Original Lien Grantor, (ii) with respect to each Foreign Person, stock certificates or other certificates, if any, representing (a) the lesser of
(1) all voting Equity Interests in such Foreign Person then owned by such Original Lien Grantor and (2) 65% of all voting Equity Interests in such Foreign Person and (b) all non-voting equity Interests in such Foreign Person then owed by such Original Lien Grantor and (iii) all Instruments and all certificates evidencing Other Pledged Securities then owned by such Person.

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



         (B) On the date it signs and delivers its Security Agreement Supplement, each Lien Grantor (other than an Original Lien Grantor) will deliver to the Collateral Agent as Collateral hereunder (i) with respect to each U.S. Person, all stock certificates or other certificates, if any, representing Equity Interests in such U.S. Person then owned by it, (ii) with respect to each Foreign Person stock certificates or other certificates representing (a) the lesser of (1) all voting Equity Interests in such Foreign Person then owned by such Original Lien Grantor and (2) 65% of all voting Equity Interests in such Foreign Person and (b) all non-voting equity Interests in such Foreign Person then owed by such Original Lien Grantor and (iii) all Instruments and all certificates evidencing Other Pledged Securities then owned by such Person.

         (C) After the Closing Date (in the case of an Original Lien Grantor) or the date of its Security Agreement Supplement (in the case of any other Lien Grantor), if any Lien Grantor receives (i) any stock certificate or other certificate representing Equity Interests in another Person then owned by it (provided that no Lien Grantor shall be required to pledge more than 65% of the voting Equity Interests in any Foreign Person), (ii) any certificate representing any Other Pledged Securities then owned by it or (iii) any Instrument, in which a security interest is granted pursuant to Section 3 hereof or pursuant to the Security Agreement Supplement signed by it, such Lien Grantor will immediately deliver such certificate or Instrument to the Collateral Agent to be held by it as Collateral hereunder.

         (D) Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, each Lien Grantor may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Accounts as to which the provisions of Section 9(B) shall apply) received by it in the ordinary course of business, and the Collateral Agent shall, promptly upon request by such Lien Grantor, make appropriate arrangements for making any other Instrument pledged by such Lien Grantor hereunder available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Collateral Agent, against trust receipt or like document).

         (E) All Pledged Certificates delivered to the Collateral Agent hereunder will be delivered in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent. All Pledged Instruments delivered to the Collateral Agent hereunder will be endorsed to the order of the Collateral Agent and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent.

         SECTION 5. Further Assurances; Covenants. Each Lien Grantor covenants as follows:

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



         (A) It will not change its name, identity or corporate structure in any manner unless such Lien Grantor shall have given the Collateral Agent notice of such proposed action not more than six months nor less than 30 days prior to the date on which such Lien Grantor proposes to take such action and delivered an Opinion of Counsel with respect thereto in accordance with Section 5(E).

         (B) It will not change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in its Perfection Certificate, unless such Lien Grantor shall have given the Collateral Agent prior notice thereof and delivered an Opinion of Counsel with respect thereto in accordance with Section 5(D). It will not in any event change the location of any Collateral owned by it if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

         (C) It will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC and any Intellectual Property Filings) that from time to time may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests in such Lien Grantor's Collateral or to enable the Collateral Agent and the other Secured Parties to obtain the full benefits of the Collateral Documents, or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies thereunder with respect to any of such Lien Grantor's Collateral. To the extent permitted by applicable law, such Lien Grantor authorizes the Collateral Agent to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor shall pay the costs of, or incidental to, any recording or filing of any such financing or continuation statements in which it is named as the debtor. Such Lien Grantor hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all Intellectual Property Filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until such Lien Grantor's Collateral is released pursuant to Section 17.

         (D) On the Closing Date (in the case of an Original Lien Grantor) or the date of its Security Agreement Supplement (in the case of any other Lien Grantor), it will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all Intellectual Property owned by it on such date. Within 30 days of each January 1, it will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all Intellectual Property owned by it on such January 1 that is not covered by Intellectual Property Security

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                                       16

Agreements previously so signed and delivered by it. In each case, it will make all Intellectual Property Filings necessary to record the Security Interests in such Intellectual Property.

         (E) At least 30 days before it takes any action contemplated by Section 5(A) or 5(B), such Lien Grantor will, at its expense, cause to be delivered to the Collateral Agent an Opinion of Counsel, in form and substance satisfactory to the Collateral Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect the Security Interests against all creditors of and purchasers from such Lien Grantor (except any continuation statements specified in such Opinion of Counsel that are to be filed more than six months after the date thereof) have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

         (F) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any agent or processor (other than the Borrower or any of its Subsidiaries), such Lien Grantor will notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and instruct it to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions.

         (G) It shall keep full and accurate books and records relating to the Collateral, and, if requested, stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the Security Interests.

         (H) It shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each of its Accounts (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account for credit to the subaccounts of the applicable Lien Grantor. Subject to the rights of the Collateral Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Lien Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts
(i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Lien Grantor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due in accordance with such Lien Grantor's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by such Lien Grantor or the Collateral Agent, shall be borne by such Lien Grantor.

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




         (I) Upon the occurrence and during the continuance of any Event of Default, such Lien Grantor will, upon the request of the Collateral Agent, promptly notify (and such Lien Grantor hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent or its designee.

         (J) It will, (i) on or prior to the date of the first Borrowing under either Credit Agreement, in the case of Equipment (other than motor vehicles) now owned and (ii) within 10 days of acquiring any other Equipment, deliver to the Collateral Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Collateral Agent to be named as lienholder on any such certificate of title or other evidence of ownership. The Grantor shall promptly inform the Collateral Agent of any additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate or an accession to other personal property.

         (K) Without the prior written consent of the Required Lenders, such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except, subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, as permitted under the Credit Agreements. Upon any such permitted sale, exchange, assignment or other disposition of any asset (other than any such sale, exchange, assignment or other disposition to a Subsidiary), the Security Interests created hereby in such asset (but not in any Proceeds arising therefrom) shall cease immediately without any further action on the part of the Collateral Agent or any other Secured Party, but the Collateral Agent shall comply with Section 17(C) hereof.

         (L) On or prior to the Closing Date, such Lien Grantor will cause the Collateral Agent to be named as an additional insured and loss payee on each insurance policy required to be maintained pursuant to Section 5.03 of the Credit Agreements, including, without limitation, policies relating to any of its Inventory and Equipment. Such Lien Grantor will deliver to the Collateral Agent, upon request of the Collateral Agent, the insurance policies for such insurance or certificates of insurance evidencing such coverage. Each such insurance policy shall (i) include effective waivers by the insurer of all claims for insurance premiums against the Collateral Agent or any Lender, (ii) provide for coverage to the Collateral Agent regardless of the breach by such Lien Grantor of any warranty or representation made therein, (iii) not be subject to co-insurance, (iv) provide that all insurance proceeds in excess of $1,000,000 per claim shall be adjusted with and payable to the Collateral Agent and (v) provide that no cancellation, termination or material modification thereof shall be effective until at least 30 days

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                                       18
after receipt by the Collateral Agent of notice thereof. Such Lien Grantor hereby appoints the Collateral Agent as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any insurance policies.

         (M) It will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

         (N) It will notify the Collateral Agent promptly if any application or registration relating to any material Intellectual Property owned or licensed by it is reasonably likely to become abandoned or dedicated to the public, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Lien Grantor's ownership of such material Intellectual Property, its right to register or patent the same or its right to keep and maintain the same and (i) if any of such Lien Grantor's rights to any material Intellectual Property are infringed, misappropriated or diluted by a third party, such Lien Grantor shall notify the Collateral Agent within 30 days after it learns thereof and shall, unless such Lien Grantor shall reasonably determine that any such action would be of negligible value, economic or otherwise, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Lien Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

         SECTION 6. Record Ownership of Pledged Equity Securities. The Collateral Agent may on and after the occurrence and continuance of an Event of Default, in its sole discretion, cause the Pledged Equity Interests (or any portion thereof) to be transferred of record into the name of the Collateral Agent or its nominee. Each Lien Grantor will promptly give to the Collateral Agent copies of any notices and other communications received by it with respect to Pledged Equity Interests registered in its name, and the Collateral Agent will promptly give to such Lien Grantor copies of any notices and other communications received by the Collateral Agent with respect to such Lien Grantor's Pledged Equity Interests registered in the name of the Collateral Agent or its nominee.

         SECTION 7. Right to Vote Pledged Equity Interests. (A) Unless an Event of Default shall have occurred and be continuing, each Lien Grantor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Equity Interests owned by it, and the Collateral Agent shall, upon receiving a written request from such Lien Grantor, deliver to such Lien Grantor as specified in such request such proxies, powers of attorney,

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



consents, ratifications and waivers in respect of any of such Pledged Equity Interests which are registered in the name of the Collateral Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Collateral Agent. Unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive and retain payments and other distributions to the extent provided in Section 8.

         (B) If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right, to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document), and each Lien Grantor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers and take any other action with respect to any or all of the Pledged Equity Interests with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

         SECTION 8. Right to Receive Distributions on Collateral. Subject to
Section 17, the Collateral Agent shall have the right to receive and to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Pledged Equity Interests and the Other Investment Property and each Lien Grantor shall take all such action as the Collateral Agent may deem necessary or appropriate to give effect to such right; provided that, unless an Event of Default shall have occurred and be continuing, this sentence shall not apply to dividends, interest and other payments and distributions made in cash or cash equivalents ("Cash Distributions"). All such dividends, interest and other payments and distributions which are received by any Lien Grantor (except Cash Distributions received when no Event of Default shall have occurred and be continuing) shall be received in trust for the benefit of the Secured Parties and shall be segregated from other assets of such Lien Grantor and shall, promptly upon such Lien Grantor's receipt thereof, be delivered or paid over to the Collateral Agent in the same form as received (with any necessary endorsements or executed assignments in blank), together with a statement identifying the source of such Collateral and stating that it is being delivered to the Collateral Agent to be held as Collateral under this Agreement.

         SECTION 9. Collateral Accounts. (A) There is hereby established with the Collateral Agent a cash collateral account (the "General Collateral Account") in the name and under the control of the Collateral Agent into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Collateral Agent pursuant to Section 9(B) or any other provision of this Agreement for credit to subaccounts therein of the respective Lien Grantors. Any income received by the Collateral Agent with respect to the balance

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



from time to time standing to the credit of the General Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the General Collateral Account for credit to the subaccount of the applicable Lien Grantor. All right, title and interest in and to the cash amounts on deposit from time to time in the General Collateral Account for credit to the subaccount of the applicable Lien Grantor, together with any Liquid Investments from time to time made pursuant to subsection 9(G) hereof, shall constitute part of the Collateral hereunder but shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

         (B) Each Lien Grantor shall (x) not more than 60 days after the Closing Date, in the case of any Subsidiary Guarantor and (y) not later than January 31, 1999, in the case of the Borrower, instruct all account debtors and other Persons obligated in respect of all Accounts of such Lien Grantor to make all payments in respect of such Accounts either (i) directly to the Collateral Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Collateral Agent) or (ii) to one or more other banks in any state (other than Louisiana) in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of such bank) under a Lockbox Letter substantially in the form of Exhibit B hereto duly executed by such Lien Grantor and such bank or under other arrangements, in form and substance satisfactory to the Collateral Agent, pursuant to which such Lien Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Collateral Agent for deposit into the General Collateral Account or as the Collateral Agent may otherwise instruct such bank. All such payments made to the Collateral Agent shall be deposited in the General Collateral Account. In addition to the foregoing, each Lien Grantor agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, such Lien Grantor shall as promptly as possible deposit such proceeds into the General Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Lien Grantor for and as the property of the Collateral Agent and the Lenders and shall not be commingled with any other funds or property of any Lien Grantor.

         (C) There is hereby established with the Collateral Agent a cash collateral account (the "Insurance Account") in the name and under the control of the Collateral Agent into which there shall be deposited any amounts required to be paid to the Collateral Agent pursuant to Section 5.03 of the Credit Agreement (the "Insurance Proceeds") for credit to subaccounts therein of the respective Lien Grantors. Each Lien Grantor hereby agrees, to the extent required under Section 5.03(d) of the Credit Agreements, to cause any Insurance Proceeds received by it to be deposited in the Insurance Account for credit to such Lien Grantor's subaccount therein. Any income received with respect to the balance from time to time standing to the credit of the Insurance Account, including any interest or

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



capital gains on Liquid Investments, shall remain, or be deposited, in the Insurance Account for credit to the subaccount of the applicable Lien Grantor, subject to the rights of such Lien Grantor to receive any amounts on deposit in such Insurance Account in accordance with Section 9(E). All right, title and interest in and to the cash amounts on deposit from time to time in the Insurance Account together with any Liquid Investments from time to time made pursuant to Section 9(G) hereof shall vest in the Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided, subject to the rights of such Lien Grantor to receive any such amounts in accordance with Section 9(E).

         (D) The balance from time to time standing to the credit of the General Collateral Account shall, except upon the occurrence and continuance of an Event of Default, be distributed to the Borrower or the applicable Lien Grantor upon its order. If immediately available cash on deposit in the General Collateral Account is not sufficient to make any distribution to the Borrower referred to in the previous sentence of this Section (D), the Collateral Agent shall liquidate as promptly as practicable Liquid Investments as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 9, such distribution shall not be made until such liquidation has taken place.

         (E) The balance from time to time standing to the credit of the Insurance Account shall be subject to withdrawal only upon the instructions of the Collateral Agent. Except upon the occurrence and continuance of an Event of Default, the Collateral Agent agrees to give instructions to distribute such amounts to the Borrower at such times and in such amounts as the Borrower shall request for the purpose of repairing, reconstructing or replacing the property in respect of which such Insurance Proceeds were received. Any such request shall be accompanied by a certificate of the chief executive officer, chief financial officer or treasurer of the Borrower setting forth in detail reasonably satisfactory to the Required Lenders the repair, reconstruction or replacement for which such funds will be expended.

         (F) Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Collateral Accounts in the manner specified in Section 13.

         (G) Amounts on deposit in the Collateral Accounts shall be invested and re-invested from time to time in such Liquid Investments as the Borrower shall determine, which Liquid Investments shall be held in the name and be under the control of the Collateral Agent; provided that, if an Event of Default has occurred and is continuing, the Collateral Agent shall, if instructed by the Required Lenders, cause such Liquid Investments to be liquidated and apply or cause to be applied

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the proceeds thereof allocable to any Lien Grantor to the payment of the Secured
Obligations of such Lien Grantor in the manner specified in Section 13. For this purpose, "Liquid Investments" means Temporary Cash Investments; provided that
(i) each Liquid Investment shall mature within 30 days after it is acquired by the Collateral Agent and (ii) in order to provide the Collateral Agent, for the benefit of the Secured Parties, with a perfected Security Interest therein, each Liquid Investment shall be either:

              (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Collateral Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Agent or an agent thereof (which shall not be the Grantor or any of its Affiliates) in the State of New York; or

              (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Collateral Agent) appropriate measures shall have been taken for perfection of the Security Interests.

         SECTION 10. General Authority. Each Lien Grantor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at the expense of such Lien Grantor, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of such Lien Grantor's
Collateral:

              (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

              (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

              (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

              (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent shall give such Lien Grantor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and each Lien Grantor agree that such

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                                       24
notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

         SECTION 11. Remedies upon Event of Default. (A) If any Event of Default has occurred and is continuing, the Collateral Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash held in the Collateral Accounts and apply such cash and other cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations of any Lien Grantor in full, sell the Collateral of such Lien Grantor or any part thereof at public or private sale or any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Collateral Agent is authorized, in connection with any such sale, if it deems it advisable so to do, to restrict the prospective bidders on or purchasers of any of the securities included in the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such securities, to cause to be placed on any security included in the Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provisions of said Act, and to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with said Act or any other law. Each Lien Grantor agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Lien Grantor which may be waived, and each Lien Grantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 10 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral or the portion thereof so being sold, will first be offered for sale at such board or exchange and (3) in the case of a private sale, state the day after

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                                       24
which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (B) For the purpose of enforcing any and all rights and remedies under this Agreement the Collateral Agent may (i) require each Lien Grantor to, and each Lien Grantor agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in its opinion, reasonably convenient to the Collateral Agent and such Lien Grantor, whether at the premises of such Lien Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use such Lien Grantor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by such Lien Grantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Grantor. The Collateral Agent may also render any or all of the Collateral unusable at the Grantor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

         (C) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing,

              (i) the Collateral Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive

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                                       25
         basis, any Intellectual Property included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine;

              (ii) the Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any Patent Licenses, Trademark Licenses or Copyright Licenses and take or refrain from taking any action under any thereof, and each Lien Grantor hereby releases the Collateral Agent and each of the other Secured Parties from, and agrees to hold the Collateral Agent and each of the other Secured Parties free and harmless from and against, any claims arising out of any lawful action so taken or omitted to be taken with respect thereto, except any such claim to the extent that it arises solely as the result of the gross negligence or willful misconduct of any Secured Party; and

              (iii) upon request by the Collateral Agent, each Lien Grantor will execute and deliver to the Collateral Agent a further power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of any Intellectual Property. In the event of any such disposition pursuant to this Section, such Lien Grantor shall supply its know-how and expertise relating to the products or services made or rendered in connection with its Intellectual Property, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products and services, to the Collateral Agent.

         SECTION 12. Limitation on Duty of Collateral Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

         SECTION 13. Application of Proceeds. (A) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the

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



Collateral Accounts shall be applied by the Collateral Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent or any other Secured Party is to be reimbursed pursuant to Section 10.03 of either Credit Agreement or Section 16 hereof and unpaid fees owing to Bank Agents and the Collateral Agent under the Loan Documents;

                  second, to the ratable payment of unpaid principal of, and any unpaid LC Reimbursement Obligations constituting, Secured Obligations;

                  third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreements;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to pay to the relevant Lien Grantor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds of the Collateral owned by it; provided that Collateral owned by a Subsidiary Guarantor (and any proceeds thereof) shall be applied pursuant to the foregoing clauses first, second, third and fourth only to the extent of the Secured Obligations of such Subsidiary Guarantor (and subject to the limitation in Section 9.07 of each Credit Agreement). The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

         (B) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this subsection (B), be payable pursuant to subsection (A) of this Section in respect of a Contingent Secured Obligation, the Collateral Agent shall not apply any monies to pay such Contingent Secured Obligation but (i) in the case of any Contingent Secured Obligations other than contingent LC Reimbursement Obligations, shall request the holder thereof, at least three Domestic Business Days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable and if the holder of such Contingent Secured Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Domestic Business Days before such distribution, such holder shall not be entitled to share in such distribution. In the

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                                       27
case of any holder of Contingent Secured Obligations consisting of contingent LC Reimbursement Obligations or other Contingent Secured Obligations as to which the Collateral Agent shall have received notice from the holder thereof in accordance with the preceding sentence, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent shall not apply such portion of such monies to pay such Contingent Secured Obligation, but instead shall hold such monies or invest such monies in Temporary Cash Investments at the direction of the holder of such Contingent Secured Obligation. All such monies and Temporary Cash Investments shall constitute collateral hereunder and shall be subject to the Security Interests, but shall be subject to distribution in accordance with this subsection (B) rather than subsection (A) above. The Collateral Agent shall hold all such monies and all such Temporary Cash Investments and the net proceeds thereof in trust until such time as all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party shall apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of subsection (A) (i.e., clause second or fourth) were not paid in full, the Collateral Agent shall apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of subsection (A). If (i) the holder of such Contingent Secured Obligation shall advise the Collateral Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Collateral Agent still holds any amount held in trust pursuant to this subsection (B) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount shall be applied by the Collateral Agent in the order of priorities set forth in subsection (A) of this Section.

         (C) All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by the Secured Parties of any amount distributed to them.

         SECTION 14. Concerning the Collateral Agent. The provisions of Article 7 of each Credit Agreements shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreements in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

              (A) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other

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                                       28
         action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

              (B) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Grantor.

         SECTION 15. Appointment of Co-Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 14).

         SECTION 16. Expenses. In the event that a Lien Grantor fails to comply with the provisions of the Credit Agreements or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Collateral Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of such Lien Grantor, and such Lien Grantor shall reimburse the Collateral Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time or in respect of the sale or other disposition thereof shall be borne and paid by the applicable Lien Grantor; and if the applicable Lien Grantor fails to promptly pay any portion thereof when due, the Collateral Agent or any other Secured Party may, at its option, but shall not be required to, pay the same and charge such Lien Grantor's account therefor, and such Lien Grantor agrees to reimburse the Collateral Agent or such other Secured Party therefor on demand. All sums so paid or incurred by the Collateral Agent or any other Secured Party for any of the foregoing and any and all other sums for which a Lien Grantor may become liable

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                                       29
hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs (including the reasonable allocation of the compensation, costs and expenses of in-house counsel, based upon time spent)) reasonably incurred by the Collateral Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to Base Rate Loans plus 2%, in each case for each day until paid, be additional Secured Obligations hereunder.

         SECTION 17. Termination of Security Interests; Release of Collateral.
(A) When (i) all the Commitments (as defined in either Credit Agreement) shall have expired or been terminated, (ii) all Letters of Credit shall have expired or been canceled or been secured with cash collateral in an amount and on terms satisfactory to the relevant Issuer and (iii) all outstanding Secured Obligations shall have been paid in full, the Security Interests shall terminate and all rights to the Collateral shall revert to the Lien Grantor that owns such item of Collateral.

         (B) At any time before the Security Interests terminate pursuant to subsection (A) of this Section, the Collateral Agent may, upon the written request of the Borrower, release any of the Collateral with the prior written consent of the Required Lenders; provided that any release of all or substantially all of the Collateral (for purposes of this proviso, as defined in the Credit Agreements) shall require the prior written consent of all the Lenders.

         (C) In addition, so long as no Event of Default shall have occurred and be continuing, upon the consummation of any sale, exchange, assignment or other disposition of any asset included in the Collateral (other than any such sale, exchange, assignment or other disposition to a Subsidiary) that is permitted under the Credit Agreements, the Security Interests in the Collateral subject to such transaction (but not any Proceeds arising from such transaction) shall cease immediately without any further action on the part of the Collateral Agent or any Lender. The Collateral Agent shall be fully protected in relying on a certificate of the Borrower certifying that any Asset Sale is permitted by the terms of the Credit Agreements and that no Event of Default has occurred and is continuing. Upon any termination of the Security Interests or release of Collateral in accordance with this Section, the Collateral Agent will, at the expense of the Borrower, execute and deliver to the applicable Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

         SECTION 18. Additional Subsidiary Guarantors. Any Subsidiary of the Borrower which is not a party hereto may become a party hereto by executing and delivering to the Collateral Agent a Security Agreement Supplement, whereupon such Subsidiary shall become a "Subsidiary Guarantor", a "Lien Grantor" and a party hereto.

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                                       30

         SECTION 19. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party (i) in the case of any Lien Grantor, to it at the address, telex number or facsimile number of the Borrower set forth or referred to in or pursuant to Section 10.01 of the Credit Agreements or (ii) in the case of any Lender Party, at its address or facsimile number specified in or pursuant to Section 10.01 of the Credit Agreements. Each such notice, request or other communication shall be effective in accordance with Section 10.01 of the Credit Agreements.

         SECTION 20. Waivers, Non-Exclusive Remedies. No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right under the Credit Agreements, this Agreement or any of the other Loan Documents preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the Credit Agreements and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 21. Successors and Assigns. This Agreement is for the benefit of the Collateral Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

         SECTION 22. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Lien Grantors and the Collateral Agent with the consent of the Required Lenders.

         SECTION 23. New York Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

         SECTION 24. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the

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                                       31
other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 25. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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                                       32

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                            TOY BIZ, INC. (to be renamed Marvel
                                                 Enterprises, Inc.), as Borrower


                                            By:_____________________________
                                                  Name:
                                                  Title:


                                            MARVEL ENTERTAINMENT
                                            GROUP, INC., as Subsidiary Guarantor


                                            By:_____________________________
                                                  Name:
                                                  Title:


                                            THE ASHER CANDY COMPANY, as
                                                  Subsidiary Guarantor


                                            By:_____________________________
                                                  Name:
                                                  Title:


                                            FLEER CORP., as Subsidiary Guarantor


                                            By:_____________________________
                                                  Name:
                                                  Title:




765749.1  10/9/98  7:28p

                                            FRANK H. FLEER CORP., as Subsidiary
                                                  Guarantor


                                            By:_____________________________
                                                  Name:
                                                  Title:


                                            HEROES WORLD DISTRIBUTION,
                                                  INC. as Subsidiary Guarantor


                                            By:_____________________________
                                                  Name:
                                                  Title:


                                             MALIBU COMICS ENTERTAINMENT,
                                                  INC., as Subsidiary Guarantor


                                            By:_____________________________
                                                  Name:
                                                  Title:


                                             MARVEL CHARACTERS, INC.
                                                  as Subsidiary Guarantor


                                            By:_____________________________
                                                  Name:
                                                  Title:


                                             MARVEL DIRECT MARKETING, INC.
                                                  as Subsidiary Guarantor


                                            By:_____________________________
                                                  Name:
                                                  Title:
                                             SKYBOX INTERNATIONAL INC.

765749.1  10/9/98  7:28p
                                                  as Subsidiary Guarantor


                                            By:_____________________________
                                                  Name:
                                                  Title:


                                            MARVEL RESTAURANT VENTURE
                                            CORP., as Subsidiary Guarantor


                                            By:_____________________________
                                                  Name:
                                                  Title:


                                            MRV, INC., as Subsidiary Guarantor


                                            By:_____________________________
                                                  Name:
                                                  Title:



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



                                            UBS AG, STAMFORD BRANCH, as
                                                  Collateral Agent


                                            By:_____________________________
                                                  Name:
                                                  Title:



                                            By:_____________________________
                                                  Name:
                                                  Title:


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



                    DISCLOSURE SCHEDULE TO SECURITY AGREEMENT
                               AMONG TOY BIZ, INC
                    (TO BE RENAMED MARVEL ENTERPRISES, INC.)
                   THE SUBSIDIARY GUARANTORS PARTY THERETO AND
                  UBS AG, STAMFORD BRANCH, AS COLLATERAL AGENT

                         SCHEDULE 1 -- Equity Interests



Toy Biz, Inc. (to be renamed Marvel Enterprises, Inc.)





Marvel Enterprises, Inc.




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                                       1

                                                                      EXHIBIT A


                             PERFECTION CERTIFICATE

         The undersigned, the chief executive officer and chief legal officer of [Borrower] [Subsidiary Guarantor], a ________ corporation (the "Lien Grantor"), hereby certify with reference to the Security Agreement dated as of September 28, 1998 among Toy Biz, Inc. (to be renamed Marvel Enterprises, Inc.), the Subsidiary Guarantors party thereto and UBS AG, New York Branch, as Collateral Agent (the "Collateral Agent") (terms defined therein being used herein as therein defined), to the Collateral Agent and each Lender (as defined in either Credit Agreement) as follows:

         (A). Names. (i) The exact corporate name of the Lien Grantor as it appears in its certificate of incorporation is as follows:



         (ii) Set forth below is each other corporate name the Lien Grantor has had since its organization, together with the date of the relevant change:



         (iii) Except as set forth in Schedule 1, the Lien Grantor has not changed its identity or corporate structure in any way within the past five years.

         (iv) The following is a list of all other names (including trade names or similar appellations) used by the Lien Grantor or any of its divisions or other business units at any time during the past five years:



         (B). Current Locations. (i) The chief executive office of the Lien Grantor is located at the following address:


          Mailing Address           Country             State
-----------------------------   ---------------   -----------------






765749.1  10/9/98  7:28p
                                               A-1

         (ii) The following are all the locations where the Lien Grantor maintains any books or records relating to any Accounts:



          Mailing Address           Country             State
-----------------------------   ---------------   -----------------






         (iii) The following are all the places of business of the Lien Grantor not identified above:


          Mailing Address           Country             State
-----------------------------   ---------------   -----------------





         (iv) The following are all the locations where the Lien Grantor maintains any Inventory not identified above:


          Mailing Address           Country             State
-----------------------------   ---------------   -----------------





         (v) The following are the names and addresses of all Persons other than the Lien Grantor which have possession of any of the Lien Grantor's Inventory:


          Mailing Address           Country             State
-----------------------------   ---------------   -----------------





         (C). Prior Locations. (i) Set forth below is the information required by paragraphs (B)(i), (B)(ii) and (B)(iii) hereof with respect to each location or place of business maintained by the Lien Grantor at any time during the past five years:


          Mailing Address           Country             State
-----------------------------   ---------------   -----------------




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                                               A-2

         (ii) Set forth below is the information required by paragraphs (B)(iv) and (B)(v) hereof with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:





         (D). Unusual Transactions. All Accounts have been originated by the Lien Grantor and all Inventory and Equipment has been acquired by the Lien Grantor in the ordinary course of its business.

         (E). UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 5(A) hereto has been delivered to the Collateral Agent for filing in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph (B) hereof.

         (F). Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth filing information with respect to the filings described in paragraph (E) above.

         (G). Filing Fees. All filing fees and taxes payable in connection with the filings described in paragraph (E) above will be promptly paid.



         IN WITNESS WHEREOF, we have hereunto set our hands this ____ day of ________, 1998.


                                            By:_____________________________
                                                  Name:
                                                  Title:






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                                               A-3

                                                                  SCHEDULE 5(A)


                            DESCRIPTION OF COLLATERAL

         All accounts, chattel paper, securities, instruments, contract rights, general intangibles, goods, inventory, equipment, documents and investment property, now owned or hereafter acquired, wherever located, and all proceeds thereof.

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                                                1

                                                                     SCHEDULE 6


                               SCHEDULE OF FILINGS


   Grantor         Filing Officer        File Number      Date of Filing 1
-------------    ------------------    --------------   --------------------





------------

1 Indicate lapse date, if other than fifth anniversary.

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                                                2

                                                                      EXHIBIT B

                             FORM OF LOCKBOX LETTER

                                      -------------

[Lockbox Bank]
[Address]

Attention: _____________

         Re:      [Borrower] [Subsidiary Guarantor]

Ladies and Gentlemen:

         We hereby notify you that effective ____________, we have transferred exclusive ownership and control of our lockbox account No. _________________ (the "Lockbox Account") maintained with you under the terms of the Lockbox Account Agreement attached hereto as Exhibit A (the "Lockbox Account Agreement") to UBS AG, Stamford Branch, as Collateral Agent (the "Collateral Agent").

         We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Lockbox Account as you may be instructed by the Collateral Agent.

         We also hereby notify you that the Collateral Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lockbox Account, including, without limitation, the right to specify when payments are to be made out of or in connection with the Lockbox Account.

         All funds deposited into the Lockbox Account will not be subject to deductions, set-off, banker's lien or any other right in favor of any other person than the Collateral Agent, except that you may set-off against the Lockbox Account the face amount of any check deposited in and credited to such Lockbox Account which is subsequently returned for any reason. Your compensation for providing the services contemplated herein shall be as mutually agreed between you and us from time to time and we will continue to pay such compensation.

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                                       B-1

         Please confirm your acknowledgment of and agreement to the foregoing instructions by signing in the space provided below.

                                            Very truly yours,

                                            [Borrower] [Subsidiary Guarantor]


                                            By:--------------------------------

                                               Name:
                                               Title:


Acknowledged and agreed to
as of this ____ day of _________


[LOCKBOX BANK]


By:-----------------------------------

   Name:
   Title:

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                                               B-2

                                                                      EXHIBIT C
                                                          to Security Agreement

                          SECURITY AGREEMENT SUPPLEMENT

         SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [name of Subsidiary Guarantor] (the "New Lien Grantor") and UBS AG, Stamford Branch, as Collateral Agent.

         WHEREAS, Toy Biz, Inc. (to be renamed Marvel Enterprises, Inc.), the Lien Grantors party thereto and UBS AG, Stamford Branch, as Collateral Agent, are parties to a Security Agreement dated as of September 28, 1998 (as heretofore amended, supplemented or otherwise modified, the "Security Agreement");

         WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein; and

         WHEREAS, [name of New Lien Grantor] desires to become a party to the Security Agreement as an additional Lien Grantor thereunder;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant of Security Interest. (a) In order to secure the full and punctual payment of the Secured Obligations of the New Lien Grantor in accordance with the terms thereof, the New Lien Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all of the following assets of the New Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "New Collateral"):

              (i) Accounts;

              (ii) Inventory;

              (iii) General Intangibles;

              (iv) Documents;

              (v) Instruments;

              (vi) Equipment;

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                                      C-1

              (vii) (x) Equity Interests in any U.S. Person now owned or hereafter beneficially owned by such New Lien Grantor, (y) the lesser of all voting Equity Interests in any Foreign Person now owned or hereafter beneficially acquired by such New Lien Grantor and 65% of all voting Equity Interests in such Foreign Person held by any Person and
         (z) all non-voting Equity Interests in any Foreign Person now owned or hereafter beneficially acquired by such New Lien Grantor and, in each case, all rights and privileges of such New Lien Grantor with respect to such Equity Interests, and all dividends, distributions and other payments with respect thereto;

              (viii) Other Investment Property;

              (ix) The Collateral Accounts, all cash deposited therein from time to time, the Liquid Investments made pursuant to Section 5(F) of the Security Agreement and other monies and property of any kind of the New Lien Grantor in the possession or under the control of the Collateral Agent;

              (x) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such New Lien Grantor pertaining to any of the Collateral; and

              (xi) All Proceeds of all or any of the Collateral described in Clauses 1(A)(i) through 1(A)(ix) hereof.

         (b) The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the New Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

         2. Delivery of Collateral. Concurrently with delivering this Security Agreement Supplement to the Collateral Agent, the New Lien Grantor is complying with the provisions of Section 4 of the Security Agreement with respect to all stock certificates and other certificates representing Equity Interests or Other Pledged Securities (if any) included in the New Collateral and all Instruments (if any) included in the New Collateral.

         3. Party to Security Agreement. Upon delivery of this Security Agreement Supplement to the Collateral Agent, the New Lien Grantor will become a party to the Security Agreement and will thereafter have all of the rights and obligations of a Lien Grantor thereunder and be bound by all of the provisions thereof as fully as if the New Lien Grantor were one of the original parties thereto.


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                                      C-2

         4. Representations and Warranties. 2 (a) The New Lien Grantor is a corporation duly incorporated, validly existing and in good standing under the laws of [jurisdiction of incorporation].


         (b) The New Lien Grantor has delivered a Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete as of the date hereof. Within 60 days of the date hereof, the New Lien Grantor shall furnish to the Collateral Agent file search reports from each UCC filing office confirming the filing information set forth in such Perfection Certificate.

         (c) The execution and delivery of this Security Agreement Supplement by the New Lien Grantor and the performance by it of its obligations under theSecurity Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or by-laws or other constitutive documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (other than the Liens created by the Collateral Documents) on any of its assets.

         (d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the New Lien Grantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity.

         (e) Each of the representations and warranties set forth in Section 2 of the Security Agreement is true and correct as applied to the New Lien Grantor and the New Collateral.

         5. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.





----------------------
     2 Modify as needed for any Subsidiary Guarantor that is not a corporation.

765749.1  10/9/98  7:28p

         IN WITNESS WHEREOF, the parties hereto have cause this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.


                                            [Name of New Lien Grantor]



                                            By:___________________________
                                                  Name:
                                                  Title:



                                            UBS AG, Stamford Branch,
                                              as Collateral Agent



                                            By:___________________________
                                                  Name:
                                                  Title:

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                                      C-4

                                                                     SCHEDULE 1
                                                          to Security Agreement
                                                                     Supplement


                            EQUITY INTERESTS OWNED BY
                                NEW LIEN GRANTOR



                                                                  Number of
                    State of            Percentage             Shares-or-Units
     Name        Organization             Owner               (if certificated)
------------   -----------------      --------------        -------------------






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



                                                                 EXHIBIT D
                                                          to Security Agreement


                          COPYRIGHT SECURITY AGREEMENT

                 (Copyrights, Copyright Registrations, Copyright
                      Applications and Copyright Licenses)



         WHEREAS, [Name of Lien Grantor], a _____________ corporation1 (herein referred to as the "Lien Grantor"), owns, or in the case of licenses is a party to, the Copyright Collateral (as defined below);

         WHEREAS, pursuant to the terms of the Security Agreement dated as of September 28, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement") among Toy Biz, Inc. (to be renamed Marvel Enterprises, Inc.), the Subsidiary Guarantors party thereto and UBS AG, Stamford Branch, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), the Lien Grantor has granted to the Grantee for the benefit of such Secured Parties a continuing security interest in or other Lien on substantially all the personal property of the Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Copyright Collateral (as defined below), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement) of the Lien Grantor;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor does hereby grant to the Grantee, to secure the Secured Obligations of the Lien Grantor, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether now owned or existing or hereafter acquired or arising:

              (i) each Copyright (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Copyright registration or application therefor referred to in Schedule 1 hereto;




------------------
         1   Modify as needed for any Lien Grantor that is not a corporation.

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                                               D-1

              (ii) each Copyright License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Copyright License identified in Schedule 1 hereto; and

              (iii) all proceeds of and revenues from, and accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Copyright, including, without limitation, any Copyright owned by the Lien Grantor referred to in Schedule 1, and all rights and benefits of the Lien Grantor under any Copyright License, including, without limitation, any Copyright License identified in Schedule 1 hereto.

         The Lien Grantor hereby irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in its name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Copyright Collateral any and all appropriate action which the Lien Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

         Except to the extent permitted in the Security Agreement or the Credit Agreements, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Copyright Collateral.

         The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.



765749.1  10/9/98  7:28p
                                               D-2

         IN WITNESS WHEREOF, the Lien Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of _______, ____.



                                            [NAME OF LIEN GRANTOR]


                                            By:_______________________________
                                            Title:


Acknowledged:

UBS AG, Stamford Branch,
  as Collateral Agent


By:____________________________
Title:




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                                               D-3

STATE OF ____________               )
                                    ) ss.:
COUNTY OF __________                )



         I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF LIEN GRANTOR] (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this ___ day of ---------------,
----.

[Seal]




Signature of notary public
My Commission expires __________



765749.1  10/9/98  7:28p

                                                                     Schedule 1
                                                                   to Copyright
                                                             Security Agreement


                             [NAME OF LIEN GRANTOR]

                             COPYRIGHT REGISTRATIONS



    Registration           Registration                              Expiration
   --------------        ----------------                           -----------
         No.                   Date               Title                  Date
       -----                  ------             -------                ------









                               COPYRIGHT LICENSES













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                                                1

                                                                      EXHIBIT E
                                                          to Security Agreement

                            PATENT SECURITY AGREEMENT

               (Patents, Patent Applications and Patent Licenses)

         WHEREAS, [Name of Lien Grantor], a _____________ corporation 1 (herein referred to as the "Lien Grantor"), owns, or in the case of licenses is a party to, the Patent Collateral (as defined below);

         WHEREAS, pursuant to the terms of the Security Agreement dated as of September 28, 1998 (as such agreement may be amended from time to time, the "Security Agreement") among Toy Biz, Inc. (to be renamed Marvel Enterprises, Inc.), the Subsidiary Guarantors party thereto and UBS AG, Stamford Branch, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), the Lien Grantor has granted to the Grantee for the benefit of such Secured Parties a continuing security interest in or other Lien on substantially all the personal property of Lien Grantor, including all right, title and interest of the Lien Grantor in, to and under the Patent Collateral (as defined below), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement) of the Lien Grantor;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor does hereby grant to the Grantee, to secure the Secured Obligations of the Lien Grantor, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now owned or existing or hereafter acquired or arising:

              (i) each Patent (as defined in the Security Agreement) owned by the Lien Grantor, including, without limitation, each Patent referred to in Schedule 1 hereto;

              (ii) each Patent License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Patent License identified in Schedule 1 hereto; and

              (iii) all proceeds of and revenues from, and accounts and general intangibles arising out of, the foregoing, including, without limitation, all

----------------------------

         1     Modify as needed for any Lien Grantor that is not a corporation.

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                                               E-1
         proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future infringement of any Patent owned by the Lien Grantor, including, without limitation, any Patent referred to in Schedule 1 hereto, and all rights and benefits of the Lien Grantor under any Patent License, including, without limitation, any Patent License identified in Schedule 1 hereto.

         The Lien Grantor hereby irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in its name, from time to time, in the Grantee's discretion, so long as an Event of Default shall have occurred and be continuing, to take with respect to the Patent Collateral any and all appropriate action which the Lien Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

         Except to the extent permitted in the Security Agreement or the Credit Agreements, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the Patent Collateral.

         The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

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                                       E-2

         IN WITNESS WHEREOF, the Lien Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of ____________, ____.



                                            [NAME OF LIEN GRANTOR]


                                            By:_____________________________
                                            Title:



Acknowledged:

UBS AG, Stamford Branch,
   as Collateral Agent

By:_________________________
Title:


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                                       E-3

STATE OF __________       )
                          )  ss.:
COUNTY OF __________      )


         I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF LIEN GRANTOR] (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this ___ day of ---------------, ----.

[Seal]




Signature of notary public
My Commission expires __________


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



                                                                     Schedule 1
                                                                      to Patent
                                                             Security Agreement


                             [NAME OF LIEN GRANTOR]

                         PATENTS AND PATENT APPLICATIONS



                                      Issue or Filing
                                      ---------------
                  Patent No. or       Date or Expected
                  -------------       ----------------
  Country          Serial No.           Filing Date         Inventor     Title
----------        -----------          -------------       ----------   -------









                                 PATENT LICENSES


                                    Effective        Expiration        Subject
                                    ---------        ----------        -------
 Country   Licensor    Licensee       Date              Date            Matter
--------  ---------   ----------    --------          -------           ------











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                                                1

                                                                      EXHIBIT F
                                                          to Security Agreement


                          TRADEMARK SECURITY AGREEMENT

                 (Trademarks, Trademark Registrations, Trademark
                      Applications and Trademark Licenses)


         WHEREAS, [Name of Lien Grantor], a _____________ corporation 1 (herein referred to as the "Lien Grantor"), owns, or in the case of licenses is a party to, the Trademark Collateral (as defined below);

         WHEREAS, pursuant to the terms of the Security Agreement dated as of September 28, 1998 (as such agreement may be amended from time to time, the
"Security Agreement") among Toy Biz, Inc. (to be renamed Marvel Enterprises, Inc.), the Subsidiary Guarantors party thereto and UBS AG, Stamford Branch, as Collateral Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), the Lien Grantor has granted to the Grantee for the benefit of such Secured Parties a continuing security interest in or other Lien on substantially all the personal property of the Lien Grantor, including all right, title and interest of Lien Grantor in, to and under the Trademark Collateral (as defined below), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement) of the Lien Grantor;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor does hereby grant to the Grantee, to secure the Secured Obligations of the Lien Grantor, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now owned or existing or hereafter acquired or arising:

              (i) each Trademark (as defined in the Security Agreement) owned by Lien Grantor, including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark;

----------------
       1  Modify as needed for any Lien Grantor that is not a corporation.

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                                               F-1

              (ii) each Trademark License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Trademark License identified in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

              (iii) all proceeds of and revenues from, and accounts and general intangibles arising out of, the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Lien Grantor, including, without limitation, any Trademark referred to in Schedule 1 hereto, and all rights and benefits of the Lien Grantor under any Trademark License, including, without limitation, any Trademark License identified in Schedule 1 hereto, or for injury to the goodwill associated with any of the foregoing.

         The Lien Grantor hereby irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in its name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Lien Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

         Except to the extent permitted in the Security Agreement or the Credit Agreements, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Trademark Collateral.

         The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


         IN WITNESS WHEREOF, the Lien Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of __________, ____.



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                                               F-2

                                            [NAME OF LIEN GRANTOR]


                                            By:_____________________________
                                            Title:



Acknowledged:

UBS AG, Stamford Branch,
 as Collateral Agent

By:_________________________
Title:


765749.1  10/9/98  7:28p
                                               F-3

STATE OF _____________              )
                                    )  ss.:
COUNTY OF ___________               )




         I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of [NAME OF LIEN GRANTOR] (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this ___ day of ---------------, ----.


[Seal]




Signature of notary public
My Commission expires __________



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



                                                                     Schedule 1
                                                                   to Trademark
                                                             Security Agreement

                             [NAME OF LIEN GRANTOR]

                          U.S. TRADEMARK REGISTRATIONS



      TRADEMARK                REG. NO.                        REG. DATE












                           U.S. TRADEMARK APPLICATIONS


      TRADEMARK                REG. NO.                        REG. DATE

















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                                                1

                          EXCLUSIVE TRADEMARK LICENSES


   Name of                  Parties               Date of              Subject
  Agreement             Licensor/Licensee         Agreement             Matter
  ---------             -----------------        -----------           --------